UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 29, 2021

MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237

DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135
(Address of principal executive offices - Zip Code)
(702) 669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

MGM Growth Properties LLC	Emerging growth company ☐
MGM Growth Properties Operating Partnership LP	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

Item 1.01 Entry into a Material Definitive Agreement.
On October 29, 2021, MGP Lessor, LLC (the “Landlord”), a Delaware limited liability company and a subsidiary of MGM Growth Properties LLC, entered into a Seventh Amendment (the “Amendment”) to the Master Lease Agreement, dated as of April 25, 2016 between the Landlord and MGM Lessee, LLC, a Delaware limited liability company and a subsidiary of MGM Resorts International (as amended, the “Master Lease”), in connection with the acquisition by Landlord of the real estate assets of MGM Springfield in Springfield, Massachusetts. The Amendment provides that, among other things, the Rent (as defined in the Master Lease) under the Master Lease will be increased by $30 million, 90% of which is allocated to the Base Rent (as defined in the Master Lease) and 10% of which is allocated to the Percentage Rent (as defined in the Master Lease). This description of the Amendment is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

10.1	Seventh Amendment to Master Lease Agreement, dated as of October 29, 2021, between MGP Lessor, LLC and MGM Lessee, LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K of MGM Resorts International filed on October 29, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: October 29, 2021	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham
Title: Secretary

MGM Growth Properties Operating Partnership LP

Date: October 29, 2021	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham
Title: Secretary